SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                          FLANIGAN'S ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

--------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E. 18th Avenue
                         Fort Lauderdale, Florida 33334

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 23, 2007


To the Shareholders of Flanigan's Enterprises, Inc.,

         Please take notice that the Annual Meeting of Shareholders of Flanigan's Enterprises, Inc., (the "Company"), will be held on Friday, February 23, 2007 at 10:00 a.m., local time, at our corporate headquarters, 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334 to consider and act upon the following matters:

         (1) To elect three directors of the Company to hold office until the year 2010 Annual Meeting; and

         (2) To transact such other business as may properly come before the meeting.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice.

         Shareholders of record at the close of business on January 5, 2007 are entitled to notice of and to vote at the meeting or any postponement or adjournment.

         The Company invites each shareholder to attend the meeting in person. However, whether or not you expect to be present, your co-operation in promptly signing and returning the enclosed proxy in the envelope provided will be appreciated. No postage is required if mailed in the United States. Regardless of the number of shares you own, your vote is important. If you are present and vote in person at the meeting, the proxy will not be used.

         The Board of Directors recommends and requests a vote "FOR" the three nominees to the Board of Directors.

                                             By Order of the Board of Directors

                                             Jeffrey D. Kastner
                                             Secretary

                                             Fort Lauderdale, Florida
                                             January 17, 2007

                          FLANIGAN'S ENTERPRISES, INC.

                              5059 N.E. 18th Avenue
                         Fort Lauderdale, Florida 33334

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD FRIDAY, FEBRUARY 23, 2007

         The Board of Directors of Flanigan's Enterprises, Inc. (the "Company"), is furnishing this proxy statement to you in connection with our solicitation of proxies to be used at our Annual Meeting of Shareholders, (the "Annual Meeting"), to be held Friday, February 23, 2007, at 10:00 a.m., local time, or at any postponement(s) or adjournment(s) thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at our corporate offices at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334. The telephone number is 954-377-1961.

         The date of this proxy statement is January 17, 2007 and it was first mailed on or about January 19, 2007 to shareholders entitled to vote at the Annual Meeting.


                ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q.       What is the purpose of the Annual Meeting?

A.       At the Annual Meeting, shareholders will be asked:

         o        To elect three directors for a term of three years, and

         o To consider and act upon such other business as may properly come before the meeting.

         In addition, management will report on our performance during fiscal year 2006 and respond to questions from shareholders.

Q.       Who can attend the meeting?

A. All shareholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name", that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the close of business on January 5, 2007, (the "Record Date").

Q.       Who is entitled to vote at the meeting?

A. Only shareholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote the common shares held by them on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. On the Record Date, there were 1,884,365 common shares outstanding.

Q.       What are the voting rights of Flanigan's Enterprises' shareholders?

A. Flanigan's Enterprises' shareholders will have one vote for each matter properly presented at the Annual Meeting for each share of common shares owned on the Record Date. Therefore, if you owned 100 common shares on the Record Date, you can cast 100 votes for each matter properly presented at the Annual Meeting.

Q.       What constitutes a quorum?

A. A "quorum" is a majority of the issued and outstanding shares on the Record Date entitled to vote at the Annual Meeting. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum. If you hold your shares in "street name" through a broker or other representative and the broker or representative indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, (broker non-votes), the shares represented by such broker non-votes will be counted in determining the presence of a quorum.

         If less than a majority of outstanding common shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Q.       Will my shares be voted if I do not provide my proxy?

A. If your shares are held in the name of a brokerage firm, they may be voted by the brokerage firm (as indicated above) even if you do not give the brokerage firm specific voting instructions. If you are a registered shareholder and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or fill out a written ballot in person at the meeting.

Q.       How do I vote?

A.       You can vote in any of the following ways:

         (1)      To vote by mail:

                  o Mark, sign and date each proxy card that you receive; and

                  o Return it in the enclosed prepaid envelope.

         (2)      To vote in person if you are a registered shareholder:

                  o Attend our Annual Meeting;

                  o Bring valid photo identification; and

                  o Deliver your completed proxy card or ballot in person.

         (3)      To vote in person if your shares are held in "street name":

                  o Attend our Annual Meeting;

                  o Bring valid photo identification; and

                  o Obtain a legal proxy from your bank or broker to vote the shares that are held for your benefit, attach it to your completed proxy card and deliver it in person.

         Prior to the Annual Meeting, we will select one or more Inspectors of Election. These Inspectors will determine the number of common shares represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

Q.       What does it mean if I get more than one proxy card?

A. It means you hold shares registered in more than one account. Please vote or provide a proxy for all accounts in one of the manners described above to ensure that all your shares are voted.

Q.       Can I change my vote after I return my proxy card?

A. Yes, even after you have submitted your proxy card you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Q.       What are the Board's recommendations?

A. The enclosed proxy is solicited on behalf of the Board of Directors. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board of Directors is set forth with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

         (1) "FOR" the election of Michael B. Flanigan, Jeffrey D. Kastner and Mike Roberts to serve on our Board of Directors for the next three years and until their successors are elected.

         The Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have any reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election and a substitute nominee is designated by the Board of Directors, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

Q.       What vote is required to approve each item?

A. Election of Directors: A plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

         Other Items: For any other items which may properly come before the meeting, the affirmative vote of a majority of the common shares present, either in person or by proxy, and voting will be required for approval, unless otherwise required by law. A properly executed proxy marked "ABSTAIN" with respect to any of those matters will not be voted, although it will be treated as present and entitled to vote and counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the vote.

Q. Who pays for the preparation of the proxy statement and the cost of soliciting votes for the Annual Meeting?

A. We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us to solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine, in the future, that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

Q. How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2008 Annual Meeting?

A. If you would like to submit a proposal for the 2008 Annual Meeting of Shareholders, it must be received by our Secretary, Jeffrey D. Kastner, at our corporate headquarters located at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, at any time prior to September 21, 2007, and must otherwise comply with Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in the proxy statement for that meeting, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before mailing.

         In general, advance notice of nominations of persons for election to the Board or the proposal of business to be considered by the shareholders must be given to our Secretary not less than 120 days prior to the first anniversary of the date of the mailing of materials regarding the prior year's annual meeting, which mailing date is identified above in this Proxy Statement, unless the date of the next annual meeting changes by more than 30 days from the date of this Annual Meeting, in which case notice must be received a reasonable time before.

         A shareholder's notice of nomination should set forth (i) as to each person whom the shareholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest to such business of such shareholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on our books, and of such beneficial owner, (B) the number of shares of common stock that are owned, (beneficially or of record), by such shareholder and such beneficial owner, (C) a description of all arrangements or understandings between such shareholder and such beneficial owner and any other person or persons, (including their names), in connection with the proposal of such business by such shareholder and any material interest of such shareholder and of such beneficial owner in such business, and (D) a representation that such shareholder or its agent or designee intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

         You should review the information contained in this proxy statement separately from our 2006 Annual Report to Shareholders. Our principal corporate offices are located at 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334, and our telephone number is (954) 377-1961. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

                                   PROPOSAL I

           ELECTION OF DIRECTORS; NOMINATING AND CONTINUING DIRECTORS

         The By-Laws of the Company provide for a Board of Directors which shall consist of three classes of directors of three directors each. Three directors are to be elected to replace those of the class whose terms expire this year. The three directors to be elected at the annual meeting shall serve for a three year term expiring in 2010 and until their respective successors are elected and qualified.

         Shares of common stock represented by valid proxies received in time for the meeting will be voted for the election of the nominees listed below. It is not anticipated that any of the nominees will be unavailable for election as a director, but in case any of the nominees should become unavailable, the proxies will be voted for such substitute as shall be designated by the Board of Directors. Michael B. Flanigan has been a director since 2005, Jeffrey D. Kastner has been a director since 1985 and Mike Roberts has been a director since 2001.


                                                   DIRECTORS ELECT
                                                                             Shares of
                                                                             Common Stock
                       Principal Occupation for the                          Beneficially
                       Last Five Years and Certain             Director      Owned as of         Percent
Name                   Other Directorships              Age    Since         January 5, 2007     of Class
---------              --------------------            -----   ---------     -----------------   --------
Term Ending 2010

Michael B. Flanigan    President of Twenty               44     2005            141,493 (3)         7.5
                       Seven Birds Corporation,
                       a Franchisee since 1985

Jeffrey D. Kastner     Chief Financial Officer,          53     1985            477,323 (4)        25.3
                       General Counsel and
                       Secretary of the Company

Mike Roberts           Beverage Marketing &              68     2001
                       Sales Consultants of The
                       Action Group


                                   DIRECTORS CONTINUING IN OFFICE AFTER THE MEETING

                                                                             Shares of
                                                                             Common Stock
                       Principal Occupation for the                          Beneficially
                       Last Five Years and Certain             Director      Owned as of         Percent
Name                   Other Directorships              Age    Since         January 5, 2007     of Class
---------              --------------------            -----   ---------     -----------------   --------

Term Ending 2008

August Bucci           Chief Operating Officer           62     2005             30,500(5)          1.6
                       and Executive Vice President
                       of the Company.

Germaine M. Bell       Former Assistant Secretary        74     1984
                       of the Company.

Patrick J. Flanigan    President of  B.D.43              46     1991            106,000(2)          5.6
                       Corporation, a Franchisee
                       since 1985. President of B.D.
                       15 Corp.,  General Partner of
                       CIC Investor #15, a Franchisee
                       since 1997.


                                       7

                                                                             Shares of
                                                                             Common Stock
                       Principal Occupation for the                          Beneficially
                       Last Five Years and Certain             Director      Owned as of         Percent
Name                   Other Directorships              Age    Since         January 5, 2007     of Class
---------              --------------------            -----   ---------     -----------------   --------
Term Ending 2009

James G. Flanigan      Chairman of the Board,            42     1991            264,400 (1)       14.0
                       Chief Executive Officer,
                       President of the Company
                       and  Vice President of Twenty
                       Seven Birds Corporation, a
                       Franchisee since 1985.

Barbara J. Kronk       Certified Public Account;         61     2004
                       Instructor of Accounting.

Christopher O'Neil     Supervisor of the                 41     2005              1,100               *
                       Company since 2004.


                       Total shares beneficially owned by                       751,116 (6)        39.9
                       all directors and executive officers
                       as a group (ten in number).

*less than 1%.
____________________________

         (1) Includes 10,000 options, 89,900 shares owned by a trust of which James G. Flanigan is one of three trustees and a beneficiary, 400 shares owned as custodian for his children, 5,600 shares owned by his spouse and 13,700 shares owned by a trust for his children and of which he is the trustee.

         (2) Includes 89,900 shares owned by a trust of which Patrick J. Flanigan is one of three trustees and a beneficiary, 2000 shares owned by his spouse, 400 shares owned by his spouse as custodian for his children and 13,700 shares owned by a trust for his children and of which he is the trustee.

         (3) Includes 89,900 shares owned by a trust of which Michael B. Flanigan is one of three trustees and a beneficiary, 1,000 shares owned by his spouse, 10,200 shares owned by a trust for his children and of which he is the trustee and 3,500 shares owned by a trust for his step children and of which he is the trustee.

         (4) Includes 7,500 options, 449,500 shares owned equally by five trusts of which Jeffrey D. Kastner is one of the three trustees. The five trusts include the trusts of James G. Flanigan (See Note (1) above), Patrick J. Flanigan (See Note
                  (2) above) and Michael B. Flanigan (See Note (3) above).

         (5)      Includes 7,500 options.

         (6) Includes 179,800 shares owned equally by the two trusts of which Jeffrey D. Kastner is one of the three trustees. The 89,900 shares owned by each of the trusts of James G. Flanigan (See Note (1) above), Patrick J. Flanigan (See Note (2) above) and Michael B. Flanigan (See Note (3) above) are included in the calculation of beneficial stock ownership of those individuals only.

         Vote Required and Board Recommendation: Assuming the presence of a quorum at the meeting, the affirmative vote of a plurality of the votes cast by the holders of the common shares present at the meeting in person or by proxy is necessary for the election of a director. There is no cumulative voting rights with respect to the election of directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE ABOVE DIRECTORS ELECT. PROXY CARDS PROPERLY EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON
                                 THE PROXY CARD.


                  BOARD OF DIRECTORS STRUCTURE AND COMPENSATION

Board of Director Structure and Committees

         Our business, property and affairs are managed under the direction of our Board of Directors, except with respect to those matters reserved for our shareholders. Our Board of Directors establishes our overall corporate policies, reviews the performance of management in executing our business strategy and managing our day-to-day operations and acts as an advisor to management. Our Board's mission is to further the long-term interest of our shareholders. Members of the Board of Directors are kept informed of our business through discussions with management, primarily at meetings of the Board of Directors and its committees and through reports and analyses presented to them. Significant communications between our directors and management may occur apart from these meetings.

         James G. Flanigan serves as chairman of the Board of Directors. The Board of Directors held a total of four meetings during its 2006 fiscal year, which ended on September 30, 2006. Every Director attended all meetings of the Board of Directors, and all meetings of the committees of the Board of Directors on which the director served. The Board of Directors has determined that the Company is a "controlled" company as defined by the AMEX and SEC rules since more than 50% of the Company's issued and outstanding common stock is owned by the Chairman's immediate family, including revocable and irrevocable trusts established by the former Chairman, Joseph G. Flanigan, for his children and grandchildren, and other officers and directors of the Company. As a
"controlled' company, the majority of the Board of Directors need not be independent and only Mike Roberts, Barbara J. Kronk and Germaine M. Bell are independent as defined by the AMEX and SEC rules.

Audit Committee

         The Audit Committee of the Board of Directors, which currently consists of Barbara J. Kronk, Germaine M. Bell and Mike Roberts, reviews the auditing, accounting, financial reporting and internal control functions and selects our independent auditors. This committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website, www. flanigans.net. which committee annually reviews and assesses for adequacy. All
-------------
of the committee members are independent as required by applicable AMEX and SEC rules and are able to read and understand fundamental financial statements, and at least one member qualifies as an "Audit Committee Financial Expert" as defined by SEC rules. The committee met four times during fiscal year 2006.

Independent Committee

         The members of the Independent Committee are all of the independent directors, Barbara J. Kronk, Germaine M. Bell and Mike Roberts. The committee met once during fiscal year 2006.

Corporate Governance and Nominating Committee

         The members of the Corporate Governance and Nominating Committee, are James G. Flanigan, Barbara J. Kronk and Mike Roberts. This committee is responsible for nominating individuals to serve as members of our Board of Directors and for establishing policies affecting corporate governance. Committee members, Barbara J. Kronk and Mike Roberts are considered independent as defined under applicable AMEX and SEC rules. The committee will consider shareholder nominations for directors. This committee operates under a written charter adopted by the Board of Directors, a copy of which is available on our website, www.flanigan's.net. The committee's policy is to identify and consider
         ------------------
candidates for election as directors, including candidates recommended by our shareholders. For a description of the process for nominating directors, see "About the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2008 Annual Meeting?" This committee met once during fiscal year 2006.

Consideration of Director Nominees

         The Corporate Governance and Nominating Committee will utilize a variety of methods for identifying and evaluating nominees for director. The committee will regularly assess the appropriate size of the Board and whether any vacancies of the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Corporate Governance and Nominating Committee will consider various potential candidates for director. Candidates may come to the attention of the committee through current Board members, shareholders or other persons. The committee has not paid fees to any third party to identify, evaluate or to assist in identifying or evaluating, potential nominees, but may determine it necessary in the future. These candidates will be evaluated at meetings of the Corporate Governance and Nominating Committee. Nominees recommended by persons other than the current Board members or executive officers will be subject to the process described in "About the Proxy Materials and the Annual Meeting - How and when may I submit proposals or director nominations for inclusion in the Proxy Statement for the 2008 Annual Meeting?"

         In evaluating nominations for candidates for membership on our Board of Directors, the Corporate Governance and Nominating Committee will seek to achieve a balance of knowledge, experience and capability on the Board and to address the following membership criteria. Members of the Board should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all of their directors' duties.

Compensation of Directors

         Each director who is not a full time employee of the Company receives an annual director's fee of $7,500, plus $250 for each directors and committee meeting attended.

Executive Compensation Consideration

         While there is no compensation committee, the entire Board is responsible for executive compensation matters, including but not limited to review and approval of base salaries, approval of individual bonuses and bonus programs for executive officers, administration of certain employee benefit programs, and review and approval of stock options grants to all employees, including our executive officers.

         The overall policy of the Board with respect to executive compensation is to offer our executive officers competitive compensation opportunities, based upon their personal performance, the financial performance of the Company and their contribution to that performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined on the basis of the individual's position and responsibilities with the Company, the level of the individual's performance, and the financial performance of the Company; (ii) incentive performance awards payable in cash and tied to the achievement of performance goals; and (iii) long-term stock based incentive awards designed to strengthen the mutuality of interest between the executive officers and our shareholders.

         Stock Option Grants in Last Fiscal Year.

         No stock  options  were  granted by the Company  during the fiscal year
2006.

Other Information about the Board of Directors

         We provide an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board or any of its members may do so in writing to Flanigan's Enterprises, Inc., 5059 N.E. 18th Avenue, Fort Lauderdale, Florida 33334.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of our Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee held four meetings during fiscal year 2006. The Audit Committee meets separately with our Chief Financial Officer and our independent public accountants, Rachlin Cohen & Holtz, LLP, at selected meetings. The Audit Committee oversees the financial accounting and reporting processes, system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee is responsible for, among other things, the appointment of the independent auditors and the preparation of the report to be included in our annual proxy statement pursuant to rules of the SEC. The charter of the Audit Committee, as approved by the Board of Directors, is posted at our website, www.flanigans.net.
                                              -----------------

         Our management has primary responsibility for preparing our financial statements and for its financial reporting process. Our independent auditors are responsible for expressing an opinion about whether our financial statements are fairly presented in all material respects in conformity with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to monitor and oversee these procedures.

         The Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management and with the independent auditors, with and without management present.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, as amended, and those requirements under the Sarbanes-Oxley Act of 2002.

3. The Audit Committee has received the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No.1, "Independent Discussions for Audit Committees" and has discussed with the independent auditors the independent auditors' independence, including whether the independent auditors' provision of non-audit services to us is compatible with the independent auditors' independence.

         Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our Board of Directors and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2006 for filing with the SEC.

           Submitted by the Audit Committee of the Board of Directors

                         Members of the Audit Committee

                          Barbara J. Kronk, Chairperson
                                Germaine M. Bell
                                  Mike Roberts


                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company during fiscal 2006, 2005 and 2004 to all of the Company's executive officers whose aggregate direct re-numeration exceeded $60,000, and to all executive officers as a group.


                                    COMPENSATION TABLE

                                                Annual Compensation
                                                -------------------

                                        Fiscal                                     Other
Name and Principal Position              Year        Salary         Bonus          Compensation(1)(2)
---------------------------             ------       ------         -----          ------------
Joseph G. Flanigan, (3)                  2006
Former Chairman of the Board             2005        $ 50,000      $ 39,000            $ 9,000
and Chief Executive Officer              2004        $150,000      $ 56,000            $38,000

James G. Flanigan (4)                    2006        $150,000      $298,000
Chairman of the Board and                2005        $150,000      $198,000
Chief Executive Officer                  2004        $150,000      $101,000

Jeffrey D. Kastner, (4)(5)               2006        $145,000      $158,000
Chief Financial Officer                  2005        $145,000      $145,000
General Counsel and Secretary            2004        $141,000      $ 25,000

August Bucci, (4)(5)                     2006        $145,000      $175,000
Chief Operating Officer                  2005        $145,000      $145,000
and Executive Vice President             2004        $145,000      $108,000

Jean Picard (4)(6)                       2006        $ 80,000      $ 62,000
Vice President of Package                2005        $ 80,000      $ 51,000
Operations                               2004        $ 80,000      $ 44,000



                                           Annual Compensation (cont'd)
                                           ----------------------------

                                        Fiscal                                     Other
Name and Principal Position              Year        Salary         Bonus          Compensation(1)(2)
---------------------------             ------       ------         -----          ------------

Edward A. Doxey  (7)                     2006
Former Chief Financial Officer           2005
and Secretary                            2004        $ 69,000

Others (one in number)                   2006        $  8,000
                                         2005        $ 20,000
                                         2004        $ 40,000
                                                     --------      --------            --------

All Executive Officers
----------------------
As a group (five in number) (8)          2006        $528,000      $693,000
As a group (six in number)               2005        $590,000      $578,000            $  9,000
As a group (seven in number)             2004        $705,000      $334,000            $ 38,000

--------------------------------------------------------------------------------

(1) This table does not include incidental personal benefits of a limited nature. Although the amount of such benefits and extent to which they are related to job performance cannot be ascertained specifically, the Company has concluded that the aggregate amount does not exceed the lesser of $25,000 or 10% of the cash compensation disclosed above for any one person or all executive officers as a group.

(2) Represents value of premium paid by the Company for life insurance.

(3) On June 3, 1987, the Company entered into an Employment Agreement, ("Agreement"), with Joseph G. Flanigan effective January 1, through December 31, 1988 and subject to one year extensions unless either the Company or such executive delivered a notice that the term would not be extended. Mr. Flanigan received a base salary of $150,000, plus a performance bonus equal to ten percent of the annual income of the Company before income taxes, depreciation and amortization, in excess of $650,000, excluding extraordinary items. For fiscal year ended October 2, 2004, a bonus of $112,250 was earned, one half (1/2) of which was given to James G, Flanigan. The Agreement terminated upon the death of Mr. Flanigan on January 28, 2005.

(4) At the annual meeting of the Board of Directors on February 25, 2005, the Board of Directors continued a bonus plan whereby executive officers receive the following percentages of the annual income of the Company, before income taxes, depreciation and amortization in excess of $650,000 excluding extraordinary items:

                      James G. Flanigan         14%
                      August Bucci              2.25%
                      Jeffrey D. Kastner        2.25%
                      Jean Picard               1.5%

For fiscal year ended September 30, 2006, a bonus of $366,000 was earned by James G. Flanigan, bonuses of $59,000 each were earned by August Bucci and Jeffrey D. Kastner and a bonus of $39,000 was earned by Jean Picard.

For fiscal year ended  October 1, 2005,  a bonus of $313,600 was earned by James
G. Flanigan, bonuses of $50,400 each were earned by August Bucci and Jeffrey D. Kastner and a bonus of $33,600 was earned by Jean Picard.

(5) At the annual meeting of the Board of Directors on February 25, 2005, the Board of Directors also continued an annual performance bonus, with 5% of the pre-tax net income before depreciation and amortization from the Company's
restaurants   and  the  Company's   share  of  the  pre-tax  net  income  before
depreciation and amortization from the restaurants owned by the limited partnerships paid to August Bucci and 5% paid to Jeffrey D. Kastner. Bonuses of $149,000 and $108,000 were earned by each August Bucci and Jeffrey D. Kastner for fiscal years 2006 and 2005, respectively.

(6) During the second quarter of fiscal year 2005, the Board of Directors also continued an annual performance bonus, with 3% of the pre-tax net income before depreciation and amortization from the package liquor stores paid to Jean Picard. Bonuses earned for fiscal years 2006 and 2005 were $32,000 and $27,000, respectively.

(7) Mr. Doxey resigned on January 22, 2004.

(8) See "Related Party Transactions."



                           RELATED PARTY TRANSACTIONS

         James G. Flanigan, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, is a 35.24% owner of a unit sold to his family on a franchise basis in prior years and is the manager of the day-to-day operation of the same. Michael B. Flanigan, a member of the Board of Directors of the Company, is also a 35.24% owner of this unit.

         Patrick J. Flanigan, a member of the Board of Directors of the Company, is a 100% owner of a unit sold to him on a franchise basis in prior years and is the manager of the day-to-day operation of the same.

         During fiscal year 2004, James G. Flanigan became a 100% owner of a corporation which assumed management of the day-to-day operation of another unit sold to his family on a franchise basis in prior years. Mr. Flanigan is responsible for the day-to-day operation of this unit.

         During fiscal year 1992, one unaffiliated franchisee expressed an interest in selling his unit or returning it to the Company pursuant to the terms of its Franchise Agreement and related documents. As a result of the substantial investment necessary to upgrade and renovate this unit, an affiliated group of investors formed a Subchapter S corporation and purchased this unit from the franchisee. The shareholder interest of all officers and directors represents 30% of the total invested capital. The shareholder interest of the Chairman's family represents an additional 60% of the total invested capital. During the first quarter of fiscal year 1999, the Company purchased the right to manage the restaurant for this franchisee from an unrelated third party pursuant to an existing Management Agreement.

         During the third quarter of fiscal year 1997, Patrick J. Flanigan, a member of the Board of Directors of the Company, formed a limited partnership to own a certain franchise in Fort Lauderdale, Florida. The Company is a 25% limited partner in the franchise. The limited partnership interest of all officers and directors represents

38.8% of the total invested capital. The limited partnership interest of the Chairman's family represents an additional 18.8% of the invested capital.

         During the fourth quarter of fiscal year 1997, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in Surfside, Florida, and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on March 6, 1998, The Company acts as general partner of the limited partnership and is also a 42% limited partner. The limited partnership interest of all officers and directors represents 11.5% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 23.2% of the invested capital.

         During the fourth quarter of fiscal year 1998, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in Kendall, Florida and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on April 4, 2000. The Company acts as general partner of the limited partnership and is also a 40% limited partner. The limited partnership of all officers and directors represents 25.2% of the total of the invested capital. The limited partnership interest of the Chairman's family represents an additional 4.3% of the invested capital.

         During the third quarter of fiscal year 2001, the Company formed a limited partnership and raised funds through a private offering to purchase the assets of a restaurant in West Miami, Florida and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on October 11, 2001. The Company acts as general partner of the limited partnership and is also a 25% limited partner. The limited partnership interest of all officers and directors represents 24.4% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 18.0% of the invested capital.

         During the fourth quarter of fiscal year 2001, the Company formed a limited partnership with the Company as general partner, and entered into a Sublease Agreement to own and operate an existing restaurant in Weston, Florida. During the fourth quarter of fiscal year 2002, the limited partnership raised funds through a private offering to renovate the restaurant for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on January 20, 2003. The Company continues to act as general partner of the limited partnership and is also a 28% limited partner. The limited partnership interest of all officers and directors represents 28.5% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 5.8% of the invested capital.

         During the third quarter of fiscal year 2003, the Company formed a limited partnership and raised funds through a private offering to lease a restaurant in a Howard Johnson's Hotel in Stuart, Florida and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" servicemark. The restaurant opened for business on January 11, 2004. The Company acts as general partner of the limited partnership and is also a 12% limited partner. The limited partnership interest of all officers and directors represents 22.7% of the total of the invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 8.3% of the invested capital.

         During the fourth quarter of fiscal 2004, the Company formed a limited partnership and raised funds through a private offering to lease a restaurant in Wellington, Florida and renovate the same for operation under the "Flanigan's Seafood Bar and Grill" service mark. The restaurant opened for business on May 27, 2005. The Company acts as general partner of the limited partnership and is also a 26% limited partner. The limited partnership interest of all officers and directors represents 15.4% of the total invested capital. The limited partnership interest of the Chairman's family and the family of one director represents an additional 9.7% of the invested capital.

         During the second quarter of fiscal 2006, the Company, as general partner of a limited partnership, raised funds through a private offering to close on the purchase of a restaurant location in Pinecrest, Florida and to renovate the same for operation as a "Flanigan's Seafood Bar and Grill" restaurant. The restaurant opened for business on August 14, 2006. The Company acts as general partner of the limited partnership and is also a 39% limited partner. The limited partnership interest of all officers and directors represents 8.8% of the total invested capital. The limited partnership interest of the Chairman's family and the families of two directors represents an additional 6.1% of the invested capital.

         See footnote (4) to the Compensation Table for a discussion of bonuses paid by the Company to its executive officers.

         Each of the above transactions was reviewed by the Board of Directors at the time made and were, in the opinion of management and the Board, entered into on terms which were no less favorable to the Company than could be obtained in similar transactions with disinterested third parties.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of January 5, 2007, the names of persons who own of record, or are known by the Company to own beneficially, more than 5 percent of its common stock and the beneficial ownership of all such stock as of that date by all officers and directors as a group.

          Name of Beneficial Owner                  Number of Shares
          ------------------------                  ----------------

          Ann N. Flanigan                                 243,969
          Robino Stortini Holdings LLC                    128,500
          Jeffrey D. Kastner                              477,323
          James G. Flanigan                               264,400
          Michael B. Flanigan                             141,493
          Patrick J. Flanigan                             106,000
          All Officers and Directors
          As a Group (ten in number)                      751,116

                          INDEPENDENT PUBLIC ACCOUNTANT

         The Company has retained Rachlin Cohen and Holtz LLP, which firm acted as the Company's principal accountant during fiscal year 2006, as its principal accountant for fiscal year 2007. A representative of Rachlin Cohen and Holtz, LLP is expected to be present at the Annual Meeting of Shareholders; will have an opportunity to make a statement, if he or she so desires; and is expected to be available to respond to appropriate questions.

                                    AUDIT FEE

         In the fiscal year ended September 30, 2006, the Company paid Rachlin Cohen and Holtz LLP, $108,000 in connection with the preparation of its annual audit and its filing on Form 10-K and $53,000 for the quarterly review of its filings on Form 10-Q.

         In the fiscal year ended October 1, 2005, the Company paid Rachlin Cohen and Holtz LLP, $86,000 in connection with the preparation of its annual audit and its filing on Form 10-K and $63,000 for the quarterly review of its filings on Form 10-Q.

           FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

         Rachlin Cohen & Holtz LLP did not perform any services or bill any fees for direct or indirect operation and/or supervision of the operation of the Company's information systems, management of our local area network and/or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that are significant to our financial statements taken as a whole for the fiscal year ended September 30, 2006.

                                 ALL OTHER FEES

         In the fiscal year ended September 30, 2006, the Company paid Rachlin Cohen & Holtz LLP an aggregate of $32,000 for the preparation of its income tax returns and assistance in preparing its personal property tax returns.

         In the fiscal year ended October 1, 2005, the Company paid Rachlin Cohen & Holtz LLP an aggregate of $35,000 for the preparation of its income tax returns and assistance in preparing its personal property tax returns.

         The Audit Committee has considered the provisions for services by Rachlin Cohen & Holtz LLP, other than services rendered in connection with auditing the Company's annual financial statements and reviewing our interim financial statements and determined that the provisions for these services are compatible with maintaining the independence of Rachlin Cohen & Holtz LLP.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon review of Forms 3 and 4 and amendments thereto, if any, furnished to us pursuant to Rule 16 (a)-3(e) during fiscal year 2006, we are not aware of any directors, officers or beneficial owners of more than 10% of the shares of common stock who failed to file on a timely basis, as disclosed by the above Forms, reports required Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year, except that August Bucci filed Form 4 late subsequent to the most recent fiscal year and Michael B. Flanigan filed Form 3 late during the prior fiscal year.

                         COMPANY STOCK PRICE PERFORMANCE

         Set forth below is a graph comparing the cumulative total shareholder return on our common stock against the cumulative total return of the S & P 500 Hotels Restaurants and Leisure Industry Group Index and the S & P 500 Index for the period of five years commencing September 30, 2001 and ending September 30, 2006, the graph and table assume that $100 was invested on September 30, 2001 in each of the Company's common stock, the S & P 500 Hotels Restaurants and Leisure Industry Group Index and the S & P 500 Index, and that all dividends were reinvested.

                                [GRAPH OMITTED]

                                        9/01      9/02     9/03     9/04    9/05      9/06
Flanigan's Enterprises, Inc.           $100.00  $130.20  $150.78  $164.20  $242.95  $237.58
S & P Index                            $100.00  $ 78.32  $ 95.68  $107.07  $118.05  $128.40
S & P 500 Hotels Restaurants           $100.00  $101.69  $130.23  $169.56  $189.28  $217.21
& Leisure Industry Group Index

                  STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

         The rules and regulations of the Securities and Exchange Commission afford shareholders the right to submit proposals to the Company which the Company must then include in its proxy materials and which will be voted on by shareholders at the Annual Meeting next ensuing. Under these regulations any shareholder desiring to submit a proposal to be voted on at the 2008 Annual Meeting of the Company must deliver the proposal to the Company no later than September 21, 2007.

                                  OTHER MATTERS

         As of the date of this proxy statement, management does not intend to present and has not been informed that any other person intends to present, any matters for action at the meeting other than those specifically referred to herein. If, however, any other matters are properly presented at the meeting it is the intention of the persons named in the proxies to vote the shares of stock represented thereby in accordance with their best judgment on such matters.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Jeffrey D. Kastner
                                    Secretary

                                    January 17, 2007

[X]  PLEASE MARK VOTES             REVOCABLE PROXY
     AS IN THIS EXAMPLE     FLANIGAN'S ENTERPRISES, INC.

             Proxy Solicited on Behalf of the Board of Directors of
                the Company for Annual Meeting February 23, 2007

      The undersigned hereby constitutes and appoints Jeffrey D. Kastner and James G. Flanigan, jointly and severally as his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Flanigan's Enterprises, Inc, to be held at the Company's executive offices, 5059 N.E. 18th Avenue, Ft. Lauderdale, FL 33334 on Friday, February 23, 2007 at 10:00 A.M. and at any adjournments thereof on all matters coming before said meeting.

                   Please sign exactly as name appears below.

                                                                  With-  For All
                                                           For    hold   Except
1.    ELECTION OF DIRECTORS.                               [_]    [_]    [_]

      Nominees:

      Jeffrey D. Kastner, Michael Flanigan, Michael Roberts

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except"and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. In their discretion upon other matters as may properly come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal one.

      When shares are held by joint tenants, both must sign. Executors, administrators, trustees, etc. must give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
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|                                                                              |
|                                                                              |
-----------Stockholder sign above----------Co-holder (if any) sign above-------

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             Detach above card, sign, date and mail in postage paid
                               envelope provided.


                          FLANIGAN'S ENTERPRISES, INC.
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                               PLEASE ACT PROMPTLY
                     SIGN, DATE &MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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